Leases - Summary of Maturity of Operating Lease Liabilities (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Lessee, Operating Lease, Liability, Payment, Due [Abstract]
2025	¥ 729,015	$ 99,875
2026	414,291	56,758
2027	226,966	31,094
2028	142,138	19,473
2029	64,983	8,903
Thereafter	22,069	3,022
Total future lease payments	1,599,462	219,125
Less: imputed interest	(179,181)	(24,548)
Total operating lease liabilities	¥ 1,420,281	$ 194,577	¥ 1,221,568